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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):February 9, 1998


                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)


                 Delaware                                0-21447                      75-2493381
       (State or Other Jurisdiction                    (Commission                   (IRS Employer
             of Incorporation)                         File Number)               Identification No.)


                          545 E. John Carpenter Freeway, Suite 1570, Irving, Texas        75062
                                         (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (972) 830-6199
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 9, 1998 the Company acquired Innovative Medical Research, Inc., ("IMR"), a privately held clinical trial and survey research firm based in Towson, Maryland. IMR conducts clinical trials and survey research for the pharmaceutical and managed care industries. The transaction is structured as a merger under which the Company issued 876,078 shares and options to purchase 23,922 shares of its common stock in exchange for all of the outstanding shares
and options of IMR.   The acquisition will be accounted for as a tax-free
pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

         Pursuant to Section 2.10.3-05(b)(2)(i) of Regulation S-X, the Company is not required to file financial statements of IMR as part of this Form 8-K.

         (b)     Pro Forma Financial Information.

         Pursuant to Section 2.10.11-01(b)(1) of Regulation S-X, the Company is not required to file pro forma financial information as part of this Form 8-K.

         (c)     Exhibits.

         Exhibits required by Item 601 of Regulation S-K:

                 Exhibit No.                       Exhibit
                 -----------                       -------
                      2.1                          Agreement and Plan of Merger, dated February 9,
                                                     1998

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCE PARADIGM, INC.




Date:  February 24, 1998                By:   /s/ David D. Halbert
                                           ------------------------------------
                                        Name:  David D. Halbert
                                        Title: Chairman of the Board, Chief
                                        Executive Officer and President



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                              INDEX TO EXHIBITS

                 Exhibit No.                       Description
                 -----------                       -----------
                      2.1                          Agreement and Plan of Merger, dated February 9,
                                                     1998